Prospectus supplement dated June 26, 2018
to the following prospectus(es):
BAE Future Corporate FPVUL dated May 1, 2018
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
The following disclosure changes are made to the prospectus:
(1)	The prospectus offers the following underlying mutual fund(s) as investment option(s) under the policy. Effective July 2, 2018, the name of the investment option(s) are updated as indicated below:

CURRENT NAME	UPDATED NAME
Deutsche Variable Series II - Deutsche CROCI(R) U.S. VIP: Class B	Deutsche DWS Variable Series II - DWS CROCI(R) U.S. VIP: Class B
Deutsche Variable Series II - Deutsche Small Mid Cap Value VIP: Class B	Deutsche DWS Variable Series II - DWS Small Mid Cap Value VIP: Class B
Deutsche Investments VIT Funds - Deutsche Small Cap Index VIP: Class A	Deutsche DWS Investments VIT Funds - DWS Small Cap Index VIP: Class A
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